LETTER OF TRANSMITTAL
                     To Tender Shares of Common Stock
                         and Class A Common Stock
(Including the Associated Rights to Purchase Series A Junior Preferred Stock)
                                    of
                          Berg Electronics Corp.
                     Pursuant to the Offer to Purchase
                          dated September 2, 1998
                                    of

                           Berg Acquisition Co.

                       a wholly owned subsidiary of

                   Framatome Connectors USA Holding Inc.

                and an indirect wholly owned subsidiary of
                  Framatome Connectors International S.A.

------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
 CITY TIME, ON WEDNESDAY, SEPTEMBER 30, 1998, UNLESS THE OFFER IS EXTENDED.
------------------------------------------------------------------------------

To: Harris Trust and Savings Bank, Depositary

                 By Mail:                          By Facsimile Transmission             By Hand or Overnight Courier:
                                               (for Eligible Institutions only):
   c/o Harris Trust Company of New York                 (212) 701-7636                c/o Harris Trust Company of New York
           Wall Street Station                                                                   Receive Window
              P.O. Box 1023                                                                    Wall Street Plaza
         New York, NY 10268-1023                                                           88 Pine Street, 19th Floor
                                                                                               New York, NY 10005
                                                     Confirm By Telephone:
                                                        (212) 701-7624

               Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the ones listed above will not constitute a valid delivery.

               This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

               Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                      DESCRIPTION OF SHARES TENDERED


---------------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered Holder(s)                          Common Shares Tendered
             (Please fill in, if blank)                              (Attach additional list if necessary)
---------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                             Total Number of Shares         Common
                                                           Certificate           Represented by             Shares
                                                           Number(s)*           Certificate(s)*           Tendered**
                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------
                                                           Total Common
                                                             Shares
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s)                           Class A Shares Tendered
             (Please fill in, if blank)                              (Attach additional list if necessary)
---------------------------------------------------------------------------------------------------------------------
                                                                           Total Number of Shares        Number of
                                                           Certificate         Represented by          Class A Shares
                                                           Number(s)*          Certificate(s)*           Tendered**
                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------

                                                           ----------------------------------------------------------
                                                           Total Common
                                                             Shares
---------------------------------------------------------------------------------------------------------------------

------------
*  Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See
   Instruction 4.


                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution __________________________________________


    Account No. at The Depository Trust Company ____________________________


    Transaction Code No. ___________________________________________________



[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:


    Name(s) of Tendering Stockholder(s) ____________________________________


    Date of Execution of Notice of Guaranteed Delivery _____________________


    Name of Institution which Guaranteed Delivery __________________________


    If delivery is by book-entry transfer:


       Name of Tendering Institution _______________________________________


    Account No. ____________________________________________________________


    Transaction Code No. ___________________________________________________



                              --------------


                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

               The undersigned hereby tenders to Berg Acquisition Co., a Delaware corporation ("Purchaser"), a wholly owned subsidiary of Framatome Connectors USA Holding Inc., a New York corporation, and an indirect wholly owned subsidiary of Framatome Connectors International S.A., a corporation organized under the laws of the Republic of France ("Parent"), the above-described shares of Common Stock, $0.01 par value per share (the "Common Shares") and Class A Common Stock, $0.01 par value per share (the "Class A Shares"), including, in each case, the associated Rights (as defined in the Offer to Purchase) (collectively, the "Shares"), of Berg Electronics Corp., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $35.00 per Common Share and $32.965 per Class A Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 2, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, with any amendments or supplements, together constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

               Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 27,
1998) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

               The undersigned hereby irrevocably appoints Alan H. Peltz and
B. Jill Steps and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 27,
1998), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

                The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 27, 1998) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

               All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

               The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

               Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.



             SPECIAL PAYMENT INSTRUCTIONS

             (See Instructions 6, 7 and 8)

  To be completed ONLY if the check for the Purchase
Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.


Mail      [ ]  check
          [ ]  certificates to:

Name ________________________________________________
                    (Please Print)

Address _____________________________________________
                                           (Zip Code)

_____________________________________________________
            (Taxpayer Identification No.)
        (also see substitute form W-9 below)

-----------------------------------------------------


-----------------------------------------------------
             SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 6, 7 and 8)

  To be completed ONLY if the check for the Purchase
Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail      [ ]  check
          [ ]  certificates to:

Name ________________________________________________
                    (Please Print)

Address _____________________________________________
                                           (Zip Code)

-----------------------------------------------------


      --------------------------------------------------------------
                                 SIGN HERE
                (Please complete Substitute Form W-9 below)

            ...................................................


            ...................................................
                          Signature(s) of Owners

            Dated ......................................., 1998

            Name(s)............................................

            ...................................................
                              (Please Print)

            Capacity (full title)..............................

            Address............................................

            ...................................................
                            (Include Zip Code)

            Area Code and Telephone Number.....................

            (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                        Guarantee of Signatures(s)

                  (If required; see Instructions 1 and 5)

            Name of Firm ......................................

            Authorized Signature...............................

            Dated......................................  , 1998

      --------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                       Part I   Taxpayer Identification No. -- For All Accounts        Part II   For Payees Exempt
FORM W-9                         --------------------------------------------------------------            From Backup With-
                                                                                                           holding (see
Department of the Treasury       Enter your taxpayer identification     -----------------------            enclosed Guidlines)
Internal Revenue Service         number in the appropriate box.  For
                                 most individuals and sole proprietors, -----------------------
                                 this is your Social Security Number.   Social Security Number
                                 For other entities, it is your
                                 Employer Identification Number.  If               OR
                                 you do not have a number, see "How
Payer's Request for              to Obtain a TIN" in the enclosed
Taxpayer Identification No.      Guidelines Note:  If the account is    -----------------------
                                 in more than one name, see the chart
                                 on page 2 of the enclosed Guidelines   -----------------------
                                 to determine what number to enter.     Employee Identification
                                 Department of the Treasury             Number
                                 Internal Revenue Service
------------------------------------------------------------------------------------------------------------------------------

Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification
    Number or I am waiting for a number to be issued to me and either (a)
    I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service
    Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within (60) days,
    31% of all reportable payments made to me thereafter will be withheld until I provide a number;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the
    Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) Any information provided on this form is true, correct and complete.
------------------------------------------------------------------------------------------------------------------------------

SIGNATURE ________________________________________  DATE _________________, 1998

------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS
MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



                               INSTRUCTIONS

           Forming Part of the Terms and Conditions of the Offer

               1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution").
Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

               2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

               The method of delivery of Shares and all other required documents is at the option and risk of the tendering shareholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

               No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

               3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

               4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

               5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

               If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

               If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

               If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

               6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

               7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

               8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements (Form W-8, Certificate of Foreign Status) can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

               Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.


                  The Information Agent for the Offer is:

                          D. F. KING & CO., INC.
                              77 Water Street
                         New York, New York 10005
              Banks and Brokers Call Collect: (212) 269-5550
                 All Others Call Toll Free: (800) 207-3159

                   The Dealer Manager for the Offer is:

                            Merrill Lynch & Co.
                          World Financial Center
                                North Tower
                       New York, New York 10281-1305
                       (212) 449-8971 (Call Collect)



          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------------
For this type of account:                   Give the TAXPAYER
                                            IDENTIFICATION
                                            number of--
-----------------------------------------------------------------------

1.    An individual's account               The individual

2.    Two or more individuals               The actual owner of the
      (joint account)                       account or, if combined
                                            funds, any one of the
                                            individuals(1)

3.    Husband and wife (joint               The actual owner of the
      account)                              account or, if joint
                                            funds, either person(1)

4.    Custodian account of a                The minor(2)
      minor (Uniform Gift to
      Minors Act)

5.    Adult and minor (joint                The adult or, if the
      account)                              minor is the only
                                            contributor, the
                                            minor(1)

6.    Account in the name of                The ward, minor, or
      guardian or committee for a           incompetent person(3)
      designated ward, minor, or
      incompetent person

7.    a. The usual revocable                The grantor-trustee(1)
         savings trust account
         (grantor is also trustee)

      b. So-called trust account            The actual owner(1)
         that is not a legal or valid
         trust under State law

8.    Sole proprietorship account           The owner(4)

9.    A valid trust, estate, or             The Legal entity (Do
      pension trust                         not furnish the
                                            identifying number of
                                            the personal
                                            representative or trustee
                                            unless the legal entity
                                            itself is not designated
                                            in the account title.) (5)

10.    Corporate account                    The corporation

11.    Religious, charitable, or            The organization
       educational organization
       account

12.    Partnership account held             The partnership
       in the name of the
       business

13.    Association, club, or other          The organization
       tax-exempt organization

14.    A broker or registered               The broker or nominee
       nominee

15.    Account with the                     The public entity
       Department of
       Agriculture in the name of
       a public entity (such as a
       State or local government,
       school district, or prison)
       that receives agricultural
       program payments

------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show your individual name. You may also enter your business name. You may use either your Social Security Number or Employer Identification Number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9
                                  Page 2


Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


Payees Exempt from Backup Withholding
The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except those identified in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A of the Internal Revenue Code (the "Code") are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.
(1)  A corporation.
(2) An organization exempt from tax under Section 501(a) of the Code, or an IRA, or a custodial account under Section 403(b)(7) of the Code.
(3)  The United States or any agencies or instrumentalities.
(4) A state, the District of Columbia, a possession of the United States, or any political subdivisions, agencies or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)  An international organization or any agencies, or instrumentalities.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all items during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under Section 584(a) of the Code.
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under Section 664 of the Code or described in
     Section 4947 of the Code.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  o Payments to nonresident aliens subject to withholding under section 1441.
  o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  o Payments of patronage dividends where the amount received is not paid in money.
  o Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
  o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  o Payments described in section 6049(b)(5) to nonresident aliens.
  o Payments on tax-free covenant bonds under section 1451.
  o Payments made by certain foreign organizations.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3)   Criminal Penalty for Falsifying Information.--
Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.